SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	April 29, 2004

COTTON STATES LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

GEORGIA	002-39729	58-0830929

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 PERIMETER CENTER PARKWAY, N.E., ATLANTA, GEORGIA	30346

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(404) 391-8600

SIGNATURES
Exhibit Index
EX-99.1 PRESS RELEASE DATED APRIL 29, 2004

ITEM 7. Financial Statements, Proforma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release issued April 29, 2004.

ITEM 9. Regulation FD Disclosure

     The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On April 29, 2004, Cotton States Life Insurance Company (the “Company”) issued a press release containing information about the Company’s financial condition or results of operations for the three month period ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2004

COTTON STATES LIFE INSURANCE COMPANY

	BY:	/s/ J. Ridley Howard

J. Ridley Howard, Chairman President and Chief Executive Officer

	BY:	/s/ William J. Barlow

Vice President of Finance and Assistant Treasurer

Exhibit Index

Number	Descriptions
99.1	Press Release issued April 29, 2004